                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
            SIX-MONTH DISTRIBUTION HISTORY       5
                         TOP FIVE HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      33
     FUND OFFICERS AND IMPORTANT ADDRESSES      34
              RESULTS OF SHAREHOLDER VOTES      35

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                     .93%       .48%       .90%
-------------------------------------------------------------------------
Six-month total return(2)               (3.86%)    (3.45%)     (.08%)
-------------------------------------------------------------------------
One-year total return(2)                (7.34%)    (7.18%)    (4.01%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.88%      3.85%      4.19%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.06%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.13%      3.92%      3.59%
-------------------------------------------------------------------------
Commencement date                      05/01/87   05/03/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(3)                      5.04%      4.54%      4.55%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   8.10%      7.30%      7.31%
-------------------------------------------------------------------------
SEC Yield(5)                              5.00%      4.51%      4.52%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities in which the Fund invests generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2000
[PIE CHART]

                                                                         AS OF MARCH 31, 2000
                                                                         --------------------
AAA/Aaa                                                                          52.2
AA/Aa                                                                            10.7
A/A                                                                               8.2
BBB/Baa                                                                          10.5
BB/Ba                                                                             2.0
Non-Rated                                                                        16.4

 As of September 30, 1999
[PIE CHART]

                                                                       AS OF SEPTEMBER 30, 1999
                                                                       ------------------------
AAA/Aaa                                                                          50.2
AA/Aa                                                                            12.2
A/A                                                                               9.6
BBB/Baa                                                                          10.2
BB/Ba                                                                             1.4
Non-Rated                                                                        16.4

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0775
11/99                                                                           0.0775
12/99                                                                           0.0730
1/00                                                                            0.0730
2/00                                                                            0.0730
3/00                                                                            0.0730

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2000)

Philadelphia, PA Authority Industrial Development Lease
Revenue                                                      4.6%
---------------------------------------------------------------------
Saint Mary Hospital Authority Bucks PA Catholic Health
Initiative                                                   3.0%
---------------------------------------------------------------------
Berks County, PA                                             2.8%
---------------------------------------------------------------------
Pennsylvania State Higher Education Facility Authority
Revenue Drexel University                                    2.4%
---------------------------------------------------------------------
Pennsylvania State Higher Education Assistance Agency
Student Loan Revenue                                         2.4%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
Health Care                                                                14.40                              14.50
Industrial Revenue                                                         12.70                              12.10
Public Building                                                            12.60                              11.60
Other Care                                                                 10.20                              11.90
Public Education                                                            8.20                               9.50

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2000.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THE PREVIOUS SIX MONTHS?

A   Steadily rising interest rates
throughout the period took their toll on fixed-income mutual funds of all kinds. (The price of a bond is inversely related to its interest rate, so bond prices rise as interest rates decline, and vice versa.) The Federal Reserve Board increased short-term interest rates three times since last September, driving the federal funds rate, a key short-term borrowing rate, to its highest level since 1995.

    Naturally, the bond market tries to anticipate these rate moves, but that's an uncertain science, so it's no surprise that we saw some wild price swings. A Treasury bond rally at the end of the reporting period may have been strengthened by the government's plan to buy back a significant amount of its outstanding Treasury debt.

Q   HOW DID THE MUNICIPAL MARKET
    RESPOND TO THE BOND RALLY?

A   Unfortunately, municipals lagged
the Treasury market in the fourth quarter of 1999. Widespread year 2000 (Y2K) jitters and a strong supply of municipal bond issuance put a damper on nearly every sector of the municipal market.

    Historically, January has been a good month for municipals, because investors are typically making tax-related adjustments to their investment program during that time. But this year, investors were worried about higher interest rates and potential Y2K fallout early in the year, so they avoided or pulled out of the municipal market. Consequently, many municipal bond funds had negative returns for January.

    Generally, municipal bond funds have been losing assets lately as they compete with the soaring stock market for investors' interest. Also, investors were rattled by recent negative returns from municipal bonds and the threat of even higher interest rates.

Q   HAVE MARKET CONDITIONS
    IMPROVED DURING THE REPORTING PERIOD?

A   Yes, the markets started to snap
back in February and March. Over the first two months of 2000, we saw a significant drop in new issuance--approximately 40 percent--compared to a year ago. The combination of a strong Treasury bond market and the lack of supply in municipals helped make February and March positive months for the fixed-income markets.

    Also, the income component of municipals is still very competitive relative to Treasuries, as 30-year insured municipals have been providing 95 to 100 percent of the yield available on the 30-year Treasury bond. This suggests that investors can enjoy the tax-exempt status of municipal bond investments while still earning an attractive level of income.

Q   DID YOU ENCOUNTER UNIQUE
    CIRCUMSTANCES SPECIFIC TO THE PENNSYLVANIA MUNICIPAL MARKET?

A   Yes. The Pennsylvania municipal
market tends to be somewhat generic because such a large portion is comprised of insured bonds. This approach may have been triggered by the high-profile bankruptcy of a local health-care organization, which negatively impacted the health-care sector of the Pennsylvania municipal market. Since then, the demand for insured Pennsylvania credits has grown.

    With so many insured bonds available, we focused on a thorough analysis of the lower-rated and nonrated bonds in the marketplace, intent on finding the less obvious opportunities that could add value to the portfolio.

    On the positive side, municipal funding in Pennsylvania has some bright spots, such as the construction of two new sports stadiums that need funding, and the strong economy is keeping state finances healthy. Also, residents of Pennsylvania face a particularly onerous income tax, so the tax-exempt status of the Fund's income distributions is especially attractive to Pennsylvania investors.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   When yield spreads widened in the
fourth quarter of 1999, the health-care sector was viewed with particular caution, especially the lower-rated portion of the market. Such skepticism is significant to the Fund because the health-care sector has such a strong presence within the Pennsylvania municipal market.

    Lower-rated and nonrated bonds gave us a few headaches as interest rates went up (driving prices down) and yield spreads widened significantly. For example, the difference between the yield offered on a BBB rated municipal bond and an insured AAA rated municipal bond increased from less than half a percentage point to well over a full percentage point.

In a nutshell, the prices of lower-rated and nonrated bonds dropped more sharply than did those of higher-rated bonds.

    This was especially true in the health-care sector. In fact, at one time we saw BBB rated hospital bonds trading with a spread of 1.75 percentage points over AAA rated insured hospital bonds. This is a reflection of the tough times we've seen in the health-care sector. With the uncertainties involved in managed care--who will pay for what and how much--and the rising cost of services, many health-care providers are under tremendous pressure to remain profitable. In this situation, investors have become concerned about the creditworthiness of the bond issuers, and many of them have shied away from this sector of the market.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Credit research is paramount to
the success of the Fund. Even though we had roughly 52 percent of the Fund's long-term investments in AAA rated bonds and about 11 percent in AA rated bonds, we still had around 13 percent in bonds rated BBB or lower at the end of the period. These investments can add substantially to the income component of the portfolio, but they are made only after we perform a careful assessment of potential risk and reward.

    We have reduced our exposure in the health-care sector to approximately 14 percent of the portfolio (down from 20 percent earlier in the period), but have maintained a mix of insured and investment-grade uninsured bonds. Even at these higher credit ratings, the sector has negatively affected the Fund's total return, due to the market's overall uneasiness about the health-care sector.

Q   HOW DID THE FUND RESPOND IN
    TERMS OF PERFORMANCE?

A   The Fund's total return for the
past six months was roughly comparable to its peer group, with somewhat higher-than-average income. This reflects our emphasis on lower-rated and nonrated bonds, which tend to offer a higher level of income.

    As of March 31, 2000, the Fund achieved a six-month total return of 0.93 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.63 percent for the same period.

    This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance does not guarantee future results.

Q   WHAT IS YOUR VIEW OF THE FUND'S
    PERFORMANCE RELATIVE TO ITS OVERALL LONG-TERM OBJECTIVE?

A   We believe when people tend to
invest in a fund like this with a long-term perspective, they often expect to hold their shares for some time, seeking a steady source of monthly income that is exempt from state and federal income tax, rather than investing for capital appreciation.

    Although the Fund's dividend was decreased in December 1999, the Fund continues to provide shareholders with a competitive monthly dividend of $0.073 per Class A share. The Fund's current distribution rate of 5.04 percent is based upon the maximum offering price as of March 31, 2000.

    With this in mind, we'd like to point out that Pennsylvania investors would have to earn a distribution rate of 8.10 percent on a taxable investment (for an investor in the 37.8 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the Fund.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   One of the key factors in the near
term will be the strength of the stock market. If we see continued volatility in stocks, and perhaps a major correction, the competition for assets may swing in favor of the fixed-income markets, such as Treasuries and municipals.

    Going forward, we will continue to monitor the health-care sector. Although our allocation in this sector is down from previous levels, we may take it even lower, depending on how the markets react. As always, we will be selective and seek out value in individual issues.

    We've seen quite a few credit-rating upgrades in the national market, indicating that the rating agencies are optimistic about the credit strength of municipal bond issuers--most likely because the economy continues to be strong. Ironically, since many bond issuers have surpluses from the strong economy, there isn't much pressure to issue new debt. A continuation of weak supply could lend price support to the municipal market as a whole.

    While inflation is still at a reasonable level, the Fed has already signaled its willingness to raise rates further in order to keep inflation and the strong economy in check. Many market observers expect two or three further interest-rate hikes within the next quarter or two. Overall, we will continue to manage the Fund with a long-term perspective, positioning the portfolio to take advantage of the cyclical nature of the markets.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                        BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.5%
          PENNSYLVANIA  98.1%
$1,260    Allegheny Cnty, PA Arpt Auth Pittsburgh Intl
          Arpt Rfdg................................... 5.625%   01/01/10   $  1,289,308
 3,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser B (FSA Insd) (b).............. 6.625    01/01/22      3,583,825
 1,625    Allegheny Cnty, PA C-34 Conv Cap Apprec..... 8.625    02/15/04      1,833,244
 5,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)....................................... 5.000    12/01/24      4,409,800
 1,750    Allegheny Cnty, PA Higher Ed Bldg Auth Univ
          Rev (AMBAC Insd)............................ 5.500    03/01/20      1,723,907
 1,000    Allegheny Cnty, PA Higher Edl Bldg Auth Univ
          Rev Duquesne Univ Proj (AMBAC Insd)......... 6.500    03/01/11      1,114,710
 1,000    Allegheny Cnty, PA Hosp Dev Hlthcare Fac
          Villa Saint Joseph.......................... 5.875    08/15/18        847,160
 2,140    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Fac Allegheny Vly Sch....................... 7.750    02/01/15      2,410,132
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj................. 5.500    05/15/06        959,850
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj................. 5.500    05/15/07        949,130
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj................. 5.600    05/15/08        943,390
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj................. 5.750    05/15/09        941,500
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
          Saint Francis Med Cent Proj................. 5.750    05/15/10        929,020
   885    Allegheny Cnty, PA Indl Dev Auth Med Cent
          Rev Presbyterian Med Cent Rfdg (FHA Gtd).... 6.750    02/01/26        928,613
 2,500    Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Ser A Rfdg............... 6.700    12/01/20      2,508,425
 1,000    Allegheny Cnty, PA Industrial Dev Auth Lease
          Rev......................................... 6.625    09/01/24        952,640
 1,945    Allegheny Cnty, PA Res Mtg Fin Auth Rev
          Single Family Ser Z (GNMA Collateralized)
          (b)......................................... 6.875    05/01/26      1,992,808
 6,000    Berks Cnty, PA (Inverse Fltg) (FGIC Insd)
          (b)......................................... 8.382    11/10/20      6,645,000

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B........................... 6.875%   10/01/17   $  2,030,360
   925    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)................................... 7.500    05/15/13      1,056,840
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)................................... 7.700    05/15/22      1,153,440
 2,000    Berks Cnty, PA Muni Auth Rev Phoebe Devitt
          Homes Proj A1 Rfdg.......................... 5.500    05/15/15      1,656,640
 2,750    Bradford Cnty, PA Indl Dev Auth Solid Waste
          Disp Rev Intl Paper Co Proj A............... 6.600    03/01/19      2,750,550
 1,100    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler....................... 6.100    05/01/14        995,456
 1,000    Cambria Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Bethlehem Steel Corp Proj Rfdg.......... 7.500    09/01/15      1,013,320
 1,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd)........................ 5.650    05/15/20        959,340
 1,880    Chester Cnty, PA Hlth & Edl The Chester Cnty
          Hosp (MBIA Insd)............................ 5.625    07/01/08      1,933,524
   760    Chichester Sch Dist PA Ser 1989 (MBIA
          Insd).......................................   *      06/01/01        721,027
   860    Chichester Sch Dist PA Ser 1989 (MBIA
          Insd).......................................   *      06/01/02        773,708
 1,130    Clearfield Cnty, PA Indl Dev Auth Coml Dev
          Rev First Mtg K Mart Corp Ser A Rfdg........ 7.200    07/01/07      1,155,866
 1,250    Crawford Cnty, PA Hosp Auth Sr Living Fac
          Rev......................................... 6.125    08/15/19      1,116,025
 2,000    Dauphin Cnty, PA Genl Auth Rev Hotel & Conf
          Cent Hyatt Regency.......................... 6.200    01/01/29      1,798,260
 1,500    Dauphin Cnty, PA Genl Auth Rev Office & Pkg
          Riverfront Office........................... 6.000    01/01/25      1,364,550
 1,240    Delaware Cnty, PA Auth College Cabrini
          College..................................... 5.750    07/01/23      1,203,544
   500    Delaware Cnty, PA Auth Rev First Mtg Riddle
          Vlg Proj Rfdg............................... 6.200    06/01/05        500,090
 3,000    Delaware Cnty, PA Auth Rev First Mtg Riddle
          Vlg Proj Rfdg............................... 7.000    06/01/26      2,863,290
 1,500    East Whiteland Twp, PA Ser A (FSA Insd)..... 5.250    09/01/25      1,388,130
 2,000    Erie Cnty, PA Hosp Auth Rev Saint Vincent
          Hlth Cent Proj Ser A (MBIA Insd)............ 6.375    07/01/22      2,038,020
 4,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd).......................................   *      09/01/24      1,110,059
 3,000    Geisinger, PA Auth Hlth Sys Rev PA St
          Geisinger Hlth Sys Ser A.................... 5.000    08/15/28      2,503,410
   790    Grove City, PA Area Hosp Auth Hlth Fac Rev
          Grove Manor Proj............................ 6.625    08/15/29        690,784

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Harrisburg, PA Auth Office & Pkg Rev Ser
          A........................................... 6.000%   05/01/19   $    919,620
 3,000    Harrisburg, PA Auth Rev Pooled Univ Pgm Ser
          11 (MBIA Insd).............................. 5.625    09/15/17      3,010,770
 1,865    Harveys Lake Gen Muni Auth PA College Rev
          College Misericordia Proj (ACA Insd)........ 5.750    05/01/14      1,834,004
   820    Hazleton, PA Hlth Svcs Auth Hosp Rev........ 5.500    07/01/07        787,635
   650    Hazleton, PA Hlth Svcs Auth Saint Joseph Med
          Cent Rfdg................................... 5.850    07/01/06        640,198
   560    Indiana Cnty, PA Indl Dev Auth Rev Cap
          Apprec Student Coop Assn B (AMBAC Insd).....   *      11/01/19        177,296
 1,000    Indiana Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Metropolitan Edison Co Proj A (AMBAC
          Insd)....................................... 5.950    05/01/27        991,300
   500    Indiana Cnty, PA Indl Dev Auth Rev Cap
          Apprec Student Coop Assn B (AMBAC Insd).....   *      11/01/17        181,095
   500    Indiana Cnty, PA Indl Dev Auth Rev Cap
          Apprec Student Coop Assn B (AMBAC Insd).....   *      11/01/18        169,395
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
          Saint Annes Home............................ 6.600    04/01/24        905,620
 2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
          College Rfdg................................ 6.700    04/01/26      2,011,420
 1,000    Lehigh Cnty, PA Genl Purp Auth Rev First Mtg
          Bible Fellowship Proj A..................... 6.000    12/15/23        843,980
 1,760    Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
          Oblig Group................................. 6.000    11/01/23      1,492,920
 1,085    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj........................... 6.300    06/01/28        905,161
 1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev PA Pwr & Lt Co Proj Ser A Rfdg (MBIA
          Insd)....................................... 6.400    11/01/21      1,037,480
 2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
          Providence Sisters Ser A.................... 6.500    07/01/22      2,038,340
 2,000    McGuffey Sch Dist PA Ser B (AMBAC Insd)..... 4.750    08/01/28      1,679,540
 1,000    McKean Cnty, PA Hosp Auth Hosp Rev Bradford
          Hosp Proj (Crossover Rfdg @ 10/01/00)....... 8.875    10/01/20      1,040,620
 2,000    McKeesport, PA Area Sch Dist Cap Apprec.....   *      10/01/15        834,420
 1,250    McKeesport, PA Area Sch Dist Cap Apprec Ser
          A...........................................   *      10/01/13        594,612
 3,630    McKeesport, PA Area Sch Dist Cap Apprec Ser
          C...........................................   *      10/01/22        955,743
   750    McKeesport, PA Indl Dev Auth Rev The Kroger
          Corp Allegheny Cnty Rfdg.................... 8.650    06/01/11        787,170

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Rev......................................... 6.625%   07/01/19   $    900,220
 2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev................................... 6.300    01/01/13      1,847,260
 2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Adult Cmntys Total Svcs Ser B..... 5.625    11/15/12      2,123,595
 3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recov (LOC -Banque Paribas) (b)............. 7.500    01/01/12      3,086,520
   990    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy.......................... 7.750    09/01/24      1,014,453
 3,300    New Kensington Arnold, PA Sch Dist (FGIC
          Insd)....................................... 5.500    05/15/26      3,165,261
   800    North Penn, PA Wtr Auth Rev (FGIC Insd)..... 6.200    11/01/22        811,592
 1,000    North Penn, PA Wtr Auth Rev (Prerefunded @
          11/01/04) (FGIC Insd)....................... 6.875    11/01/19      1,090,520
 2,500    Northampton Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Bethlehem Steel Rfdg............ 7.550    06/01/17      2,534,900
 1,000    Northeastern PA Hosp & Edl Auth College Rev
          Gtd Luzerne Cnty Cmnty College (Prerefunded
          @ 02/15/05) (AMBAC Insd).................... 6.625    08/15/15      1,073,220
 1,750    Northeastern PA Hosp & Edl Auth Sch Rev WY
          Seminary Proj (MBIA Insd)................... 4.750    10/01/28      1,468,880
 2,175    Oil City, PA Towne Tower Proj (FHA Gtd)..... 6.750    05/01/20      2,190,215
 1,500    Penn Cambria Sch Dist PA Cap Apprec.........   *      08/15/21        418,755
 1,500    Penn Cambria Sch Dist PA Cap Apprec.........   *      08/15/22        391,935
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D....................... 7.050    12/01/10      3,098,700
 1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D....................... 7.125    12/01/15      1,561,380
 5,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Northampton Generating Ser A............ 6.600    01/01/19      4,889,050
 4,000    Pennsylvania Hsg Fin Agy (Inverse Fltg)..... 9.569    10/03/23      4,280,000
 1,000    Pennsylvania Hsg Fin Agy Rental Hsg Rfdg
          (FNMA Collateralized)....................... 6.500    07/01/23      1,010,940
 1,000    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 40...................................... 6.900    04/01/25      1,035,140
 2,465    Pennsylvania Hsg Fin Agy Single Family Mtg
          Ser 42...................................... 6.850    04/01/25      2,552,310
   850    Pennsylvania Infrastructure Invt Auth Rev
          Pennvest Subser B (Prerefunded @
          09/01/02)................................... 6.800    09/01/10        904,918

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$4,000    Pennsylvania St Ctfs Partn (FSA Insd) (b)... 6.250%   05/01/16   $  4,161,120
 2,500    Pennsylvania St First Series (MBIA Insd).... 5.000    06/01/18      2,299,400
 4,700    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)....................................... 9.180    09/01/26      5,557,750
 2,500    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA
          Insd)....................................... 10.494   03/01/20      2,962,500
 4,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser C (AMBAC Insd) (b)....... 6.400    03/01/22      4,066,440
 1,200    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev Bryn Mawr College (MBIA Insd).... 5.625    12/01/27      1,169,520
 5,400    Pennsylvania St Higher Edl Fac Auth Rev
          Drexel Univ Rfdg............................ 6.375    05/01/17      5,562,162
 1,200    Pennsylvania St Tpk Commn Oil Franchise Tax
          Rev (AMBAC Insd)............................ 4.750    12/01/27      1,009,956
 5,075    Philadelphia, PA (FSA Insd)................. 5.000    03/15/28      4,439,914
 2,505    Philadelphia, PA Auth for Indl Dev Rev Coml
          Dev RMK Rfdg................................ 7.750    12/01/17      2,642,149
   600    Philadelphia, PA Auth For Indl Dev Rev First
          Mtg Crime Prevention Assn................... 6.125    04/01/19        554,454
 1,000    Philadelphia, PA Auth Indl Dev Hlthcare Fac
          Rev Baptist Home of Philadelphia Ser A...... 5.600    11/15/28        777,840
11,565    Philadelphia, PA Auth Indl Dev Lease Rev Ser
          A (MBIA Insd) (b)........................... 5.375    02/15/27     10,786,097
 4,760    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd)....................................... 5.000    07/01/29      4,151,148
 3,000    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd) (b).............................. 6.250    07/01/08      3,163,890
   760    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Rev......................................... 6.300    07/01/14        718,618
   985    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Rev......................................... 6.400    07/01/17        902,733
   450    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Rev......................................... 6.500    07/01/21        408,893
 2,800    Philadelphia, PA Hosps & Higher Edl Fac Auth
          Hosp Rev Chestnut Hill Hosp................. 6.500    11/15/22      2,503,900
 1,500    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *      03/15/08        987,840
 3,750    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *      03/15/11      2,078,400

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$3,775    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *      03/15/12   $  1,968,738
 4,500    Philadelphia, PA Muni Auth Rev Muni Svcs
          Bldg Lease Cap Apprec (FSA Insd)............   *      03/15/13      2,205,720
 2,000    Philadelphia, PA Parking Auth Rev Arpt...... 5.250%   09/01/22      1,859,340
 3,500    Philadelphia, PA Wtr & Wastewtr Rev Ser A
          (a)......................................... 5.125    08/01/27      3,125,115
 2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg
          (MBIA Insd) (b)............................. 5.625    06/15/08      2,072,920
 1,500    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Reg Asset Dist Sales Tax Rev
          (AMBAC Insd)................................ 5.250    02/01/31      1,373,025
 1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
          C1.......................................... 6.800    10/01/25      1,501,105
 1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
          D........................................... 6.250    10/01/17      1,490,694
 2,825    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys
          Rev (FGIC Insd).............................   *      09/01/28        512,653
 4,500    Pottsville, PA Hosps Auth Rev Pottsville
          Hosp (ACA Insd)............................. 5.500    07/01/18      4,082,850
 2,000    Radnor Twp, PA Sch Dist..................... 5.750    03/15/26      1,987,920
 8,500    Saint Mary Hosp Auth Bucks PA Catholic Hlth
          Init A...................................... 5.000    12/01/28      7,027,035
 1,000    Scranton-Lackawanna, PA Hlth & Welfare Auth
          Rev Marian Cmnty Hosp Proj Rfdg............. 7.125    01/15/13        993,230
   355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
          First Mtg K Mart Corp Ser A Rfdg............ 7.200    04/01/07        362,757
 2,055    Southeast Delco Sch Dist PA Cap Apprec (MBIA
          Insd).......................................   *      02/01/16        829,830
 2,005    Southeast Delco Sch Dist PA Cap Apprec (MBIA
          Insd).......................................   *      02/01/18        709,610
 1,305    Southeast Delco Sch Dist PA Cap Apprec (MBIA
          Insd).......................................   *      02/01/24        313,813
 1,000    Southeast Delco Sch Dist PA Cap Apprec (MBIA
          Insd).......................................   *      02/01/25        225,970
 1,210    State Pub Sch Bldg Auth PA College Rev
          Montgomery Cnty Cmnty College Rfdg.......... 5.500    05/01/13      1,241,194
 1,275    State Pub Sch Bldg Auth PA College Rev
          Montgomery Cnty Cmnty College Rfdg.......... 5.500    05/01/14      1,303,203
 1,735    State Pub Sch Bldg Auth PA Sch Rev Sch Dist
          of NY Proj Ser A (FGIC Insd)................ 4.800    02/15/15      1,584,749

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,180    State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D (Prerefunded @
          02/01/05) (MBIA Insd) (b)................... 6.500%   02/01/14   $  2,329,766
 1,750    West Mifflin, PA San Sewer Muni Auth Sewer
          Rev (MBIA Insd)............................. 5.000    08/01/28      1,533,647
 3,000    Westmoreland Cnty, PA Muni Auth Muni Svc Rev
          Ser A (MBIA Insd)...........................   *      08/15/22        790,710
                                                                           ------------
                                                                            235,357,116
                                                                           ------------
          GUAM  0.4%
 1,000    Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23      1,015,440
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $234,244,259)...................................................    236,372,556
SHORT-TERM INVESTMENTS  0.5%
  (Cost $1,200,000).....................................................      1,200,000
                                                                           ------------

TOTAL INVESTMENTS  99.0%
  (Cost $235,444,259)...................................................    237,572,556
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.............................      2,425,440
                                                                           ------------

NET ASSETS  100.0%......................................................   $239,997,996
                                                                           ============

 *  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $235,444,259).......................  $237,572,556
Cash........................................................       252,302
Receivables:
  Interest..................................................     3,628,501
  Investments Sold..........................................     2,878,736
  Fund Shares Sold..........................................       184,935
Other.......................................................        26,714
                                                              ------------
    Total Assets............................................   244,543,744
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,157,004
  Income Distributions......................................       447,908
  Fund Shares Repurchased...................................       354,702
  Distributor and Affiliates................................       160,480
  Investment Advisory Fee...................................       121,449
  Variation Margin on Futures...............................        34,375
Trustees' Deferred Compensation and Retirement Plans........       215,144
Accrued Expenses............................................        54,686
                                                              ------------
    Total Liabilities.......................................     4,545,748
                                                              ------------
NET ASSETS..................................................  $239,997,996
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $240,543,612
Net Unrealized Appreciation.................................     1,852,488
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (389,018)
Accumulated Net Realized Loss...............................    (2,009,086)
                                                              ------------
NET ASSETS..................................................  $239,997,996
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $190,692,861 and 11,524,345 shares of
    beneficial interest issued and outstanding).............  $      16.55
    Maximum sales charge (4.75%* of offering price).........           .83
                                                              ------------
    Maximum offering price to public........................  $      17.38
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,631,094 and 2,759,620 shares of
    beneficial interest issued and outstanding).............  $      16.54
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,674,041 and 222,344 shares of
    beneficial interest issued and outstanding).............  $      16.52
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  7,856,286
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       734,435
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $242,919, $237,051 and $20,562,
  respectively).............................................       500,532
Shareholder Services........................................       101,503
Trustees' Fees and Related Expenses.........................        47,713
Custody.....................................................        39,224
Legal.......................................................        14,375
Other.......................................................        73,049
                                                              ------------
  Total Expenses............................................     1,510,831
  Less Credits Earned on Cash Balances......................        11,412
                                                              ------------
  Net Expenses..............................................     1,499,419
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,356,867
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   (732,933)
  Futures...................................................        (9,117)
                                                              ------------
Net Realized Loss...........................................      (742,050)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     5,946,903
                                                              ------------
  End of the Period:
    Investments.............................................     2,128,297
    Futures.................................................      (275,809)
                                                              ------------
                                                                 1,852,488
                                                              ------------
Net Unrealized Depreciation During the Period...............    (4,094,415)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (4,836,465)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  1,520,402
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     MARCH 31, 2000    SEPTEMBER 30, 1999
                                                    -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  6,356,867        $ 13,273,667
Net Realized Loss..................................       (742,050)           (541,106)
Net Unrealized Depreciation........................     (4,094,415)        (20,109,820)
                                                      ------------        ------------
Change in Net Assets from Operations...............      1,520,402          (7,377,259)
                                                      ------------        ------------
Distributions from Net Investment Income...........     (6,356,867)        (13,631,681)

Distribution in Excess of Net Investment Income....       (179,169)           (209,849)
                                                      ------------        ------------
Distributions from and in Excess of Net Investment
  Income*..........................................     (6,536,036)        (13,841,530)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (5,015,634)        (21,218,789)
                                                      ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      5,660,956          28,127,546
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      3,692,544           8,024,149
Cost of Shares Repurchased.........................    (25,034,009)        (30,301,078)
                                                      ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....    (15,680,509)          5,850,617
                                                      ------------        ------------
TOTAL DECREASE IN NET ASSETS.......................    (20,696,143)        (15,368,172)
NET ASSETS:
Beginning of the Period............................    260,694,139         276,062,311
                                                      ------------        ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $389,018 and $209,849, respectively)..........   $239,997,996        $260,694,139
                                                      ============        ============

* Distributions by Class:
---------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares...................................   $ (5,319,640)       $(11,244,939)
  Class B Shares...................................     (1,119,670)         (2,416,231)
  Class C Shares...................................        (96,726)           (180,360)
                                                      ------------        ------------
                                                      $ (6,536,036)       $(13,841,530)
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                    NINE
                                   MONTHS       YEAR       MONTHS
                                    ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
         CLASS A SHARES           MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                  2000 (A)      1999        1998       1997      1996      1995
                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $16.861     $18.240     $18.038    $17.490   $17.737   $16.081
                                   -------     -------     -------    -------   -------   -------
  Net Investment Income.........      .436        .894        .684       .928      .919      .946
  Net Realized and Unrealized
    Gain/Loss...................     (.303)     (1.343)       .216       .528     (.263)    1.660
                                   -------     -------     -------    -------   -------   -------
Total from Investment
  Operations....................      .133       (.449)       .900      1.456      .656     2.606
Less Distributions from
  and in Excess of Net
  Investment Income.............      .447        .930        .698       .908      .903      .950
                                   -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD........................   $16.547     $16.861     $18.240    $18.038   $17.490   $17.737
                                   =======     =======     =======    =======   =======   =======

Total Return* (b)...............      .93%**    (2.65%)      5.08%**    8.59%     3.86%    16.62%
Net Assets at End of the Period
  (In millions).................   $ 190.7     $ 205.4     $ 219.3    $ 223.9   $ 227.4   $ 226.7
Ratio of Expenses to Average Net
  Assets* (c)...................     1.05%       1.04%       1.03%      1.04%     1.09%     1.00%
Ratio of Net Investment Income
  to Average Net Assets*........     5.28%       5.03%       5.06%      5.27%     5.32%     5.57%
Portfolio Turnover..............       12%**       53%         29%**      46%       57%       28%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................       N/A         N/A         N/A        N/A     1.09%     1.14%
Ratio of Net Investment Income
  to Average Net Assets.........       N/A         N/A         N/A        N/A     5.31%     5.42%

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

 N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX                    NINE
                                  MONTHS       YEAR       MONTHS
                                   ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
        CLASS B SHARES           MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                 2000 (A)      1999        1998       1997      1996      1995
                                 ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $16.847     $18.228     $18.031    $17.484   $17.731   $16.080
                                  -------     -------     -------    -------   -------   -------
  Net Investment Income........      .374        .758        .579       .791      .788      .819
  Net Realized and Unrealized
    Gain/Loss..................     (.303)     (1.341)       .217       .531     (.264)    1.659
                                  -------     -------     -------    -------   -------   -------
Total from Investment
  Operations...................      .071       (.583)       .796      1.322      .524     2.478
Less Distributions from
  and in Excess of Net
  Investment Income............      .383        .798        .599       .775      .771      .827
                                  -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $16.535     $16.847     $18.228    $18.031   $17.484   $17.731
                                  =======     =======     =======    =======   =======   =======

Total Return* (b)..............      .48%**    (3.37%)      4.51%**    7.78%     3.07%    15.72%
Net Assets at End of the Period
  (In millions)................   $  45.6     $  50.9     $  53.5    $  51.9   $  48.4   $  46.8
Ratio of Expenses to Average
  Net Assets* (c)..............     1.80%       1.80%       1.79%      1.79%     1.85%     1.75%
Ratio of Net Investment Income
  to Average Net Assets*.......     4.53%       4.28%       4.28%      4.51%     4.56%     4.81%
Portfolio Turnover.............       12%**       53%         29%**      46%       57%       28%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................       N/A         N/A         N/A        N/A     1.85%     1.89%
Ratio of Net Investment Income
  to Average Net Assets........       N/A         N/A         N/A        N/A     4.55%     4.66%

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

 N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                    NINE
                                   MONTHS       YEAR       MONTHS
                                    ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,
         CLASS C SHARES           MARCH 31,   SEPT. 30,   SEPT. 30,   ---------------------------
                                  2000 (A)      1999        1998       1997      1996      1995
                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $16.848     $18.229     $18.031    $17.482   $17.729   $16.079
                                   -------     -------     -------    -------   -------   -------
  Net Investment Income.........      .374        .759        .576       .795      .788      .812
  Net Realized and Unrealized
    Gain/Loss...................     (.315)     (1.342)       .221       .529     (.264)    1.665
                                   -------     -------     -------    -------   -------   -------
Total from Investment
  Operations....................      .059       (.583)       .797      1.324      .524     2.477
Less Distributions from
  and in Excess of Net
  Investment Income.............      .383        .798        .599       .775      .771      .827
                                   -------     -------     -------    -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD........................   $16.524     $16.848     $18.229    $18.031   $17.482   $17.729
                                   =======     =======     =======    =======   =======   =======

Total Return* (b)...............      .90%**    (3.37%)      4.51%**    7.78%     3.08%    15.72%
Net Assets at End of the Period
  (In millions).................   $   3.7     $   4.3     $   3.3    $   3.0   $   3.4   $   3.4
Ratio of Expenses to Average Net
  Assets* (c)...................     1.80%       1.79%       1.79%      1.79%     1.85%     1.75%
Ratio of Net Investment Income
  to Average Net Assets*........     4.53%       4.27%       4.29%      4.52%     4.56%     4.76%
Portfolio Turnover..............       12%**       53%         29%**      46%       57%       28%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................       N/A         N/A         N/A        N/A     1.85%     1.90%
Ratio of Net Investment Income
  to Average Net Assets.........       N/A         N/A         N/A        N/A     4.55%     4.61%

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would not decrease for the period ended September 30, 1999.

 N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 3, 1993, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $964,149 which will expire between September 30, 2003 and September 30, 2007. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At March 31, 2000, for federal income tax purposes, the cost of long- and short-term investments is $235,444,259; the aggregate gross unrealized appreciation is $7,730,143 and the aggregate gross unrealized depreciation is $5,601,846, resulting in net unrealized appreciation on long- and short-term investments of $2,128,297.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $11,412 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .600 of 1%
Over $500 million...........................................  .500 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $19,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $74,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $187,607,830, $48,905,616 and $4,030,166 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     179,858    $  2,953,263
  Class B.................................................     126,656       2,079,357
  Class C.................................................      38,087         628,336
                                                            ----------    ------------
Total Sales...............................................     344,601    $  5,660,956
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     181,426    $  2,975,248
  Class B.................................................      39,813         652,288
  Class C.................................................       4,067          65,008
                                                            ----------    ------------
Total Dividend Reinvestment...............................     225,306    $  3,692,544
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,023,744)   $(16,777,480)
  Class B.................................................    (430,568)     (7,052,515)
  Class C.................................................     (73,931)     (1,204,014)
                                                            ----------    ------------
Total Repurchases.........................................  (1,528,243)   $(25,034,009)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $198,456,799, $53,226,486 and
$4,540,836 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,013,797    $ 17,885,630
  Class B.................................................     442,312       7,880,964
  Class C.................................................     132,516       2,360,952
                                                            ----------    ------------
Total Sales...............................................   1,588,625    $ 28,127,546
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     366,668    $  6,492,879
  Class B.................................................      80,232       1,419,058
  Class C.................................................       6,374         112,212
                                                            ----------    ------------
Total Dividend Reinvestment...............................     453,274    $  8,024,149
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,215,422)   $(21,535,502)
  Class B.................................................    (433,752)     (7,630,639)
  Class C.................................................     (64,827)     (1,134,937)
                                                            ----------    ------------
Total Repurchases.........................................  (1,714,001)   $ 30,301,078
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 1,172 and 12,450 Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $9,300 and CDSC on redeemed shares of approximately $62,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $30,950,753 and $55,161,877, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    Summarized below are the specific types of derivative financial instruments that may be used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................         0
Futures Opened..............................................       200
Futures Closed..............................................      (100)
                                                                  ----
Outstanding at March 31, 2000...............................       100
                                                                  ====

    The futures contracts outstanding at March 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                              NUMBER OF   APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
SHORT CONTRACTS
Muni Bond Index Futures--June 2000
  (Current notional value of $95,344 per contract)..........     100        $(275,809)
                                                                ====        =========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

B. INVERSE FLOATING SECURITY These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000, are payments retained by Van Kampen of approximately $198,900.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive

Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  10,638,248            108,224
Jerry D. Choate.......................................  10,641,459            105,013
Linda Hutton Heagy....................................  10,640,420            106,052
R. Craig Kennedy......................................  10,640,420            106,052
Mitchell M. Merin.....................................  10,641,459            105,013
Jack E. Nelson........................................  10,640,420            106,052
Richard F. Powers, III................................  10,641,459            105,013
Phillip B. Rooney.....................................  10,639,811            106,661
Fernando Sisto........................................  10,634,394            112,078
Wayne W. Whalen.......................................  10,640,420            106,052
Suzanne H. Woolsey....................................  10,637,664            108,808
Paul G. Yovovich*.....................................  10,639,785            106,687

*   On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 10,600,909 shares voted for the proposal, 22,617 shares voted against and 122,946 shares abstained.**

**KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

YOUR NOTES: